STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

NOTE 14—STOCK-BASED COMPENSATION

        IAC currently has two active plans under which awards have been granted, which cover stock options to acquire shares of IAC common stock, RSUs, PSUs and restricted stock, as well as provide for the future grant of these and other equity awards. These plans are: the IAC 2008 Stock and Annual Incentive Plan (the "2008 Plan") and the IAC 2005 Stock and Annual Incentive Plan (the "2005 Plan"). Under the 2008 Plan, the Company was originally authorized to grant stock options, RSUs, PSUs, restricted stock and other equity based awards for up to 20.0 million shares of IAC common stock. Under the 2005 Plan, the Company was originally authorized to grant stock options, RSUs, PSUs, restricted stock and other equity based awards for up to 20.0 million shares of IAC common stock, adjusted to reflect IAC's one-for-two reverse stock split in August 2008. The active plans described above authorize the Company to grant awards to its employees, officers, directors and consultants. At December 31, 2011, there were 9.2 million shares available for grant under the Company's stock-based compensation plans.

        The plans described above have a stated term of ten years and provide that the exercise price of stock options granted will not be less than the market price of the Company's common stock on the grant date. The plans do not specify grant dates or vesting schedules as those determinations have been delegated to the Compensation and Human Resources Committee of IAC's Board of Directors (the "Committee"). Each grant agreement reflects the vesting schedule for that particular grant as determined by the Committee. Broad-based stock option awards to date have generally vested in equal annual installments over a four-year period and RSU awards to date have generally vested in equal annual installments over a five-year period, in each case, from the grant date. PSU awards to date generally cliff vest at the end of a two to three-year period from the date of grant. In addition to equity awards outstanding under the two active plans described above, stock options and other equity awards outstanding under terminated plans and plans assumed in acquisitions are reflected in the information set forth below.

        The amount of stock-based compensation expense recognized in the consolidated statement of operations is reduced by estimated forfeitures, as the expense recorded is based on awards that are ultimately expected to vest. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods if actual forfeitures differ from the estimated rate.

        The total income tax benefit recognized in the accompanying consolidated statement of operations for the years ended December 31, 2011, 2010 and 2009 related to stock-based compensation was $32.7 million, $32.2 million and $26.8 million, respectively.

        At December 31, 2011, there was $107.8 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards, which is expected to be recognized over a weighted average period of approximately 2.1 years.

Stock Options

        A summary of changes in outstanding stock options is as follows:

	December 31, 2011
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(Shares and intrinsic value in thousands)
Outstanding at January 1, 2011	13,418	$22.06
Granted	2,563	32.37
Exercised	(4,733)	22.03
Forfeited	(683)	17.66
Expired	(40)	19.79

Outstanding at December 31, 2011	10,525	$24.88	7.1	$186,474

Options exercisable	3,871	$23.30	5.2	$74,704

        The following table summarizes the information about stock options outstanding and exercisable as of December 31, 2011:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding at December 31, 2011	Weighted- Average Remaining Contractual Life in Years	Weighted- Average Exercise Price	Exercisable at December 31, 2011	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price
	(Shares in thousands)
$0.01 to $10.00	28	1.4	$4.46	28	1.4	$4.46
$10.01 to $20.00	3,080	6.3	16.54	1,650	5.7	16.31
$20.01 to $30.00	3,483	6.6	22.02	1,473	5.6	22.56
$30.01 to $40.00	3,156	9.2	32.20	19	2.1	33.79
$40.01 to $50.00	778	4.1	41.76	701	3.4	41.80

	10,525	7.1	$24.88	3,871	5.2	$23.30

        The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between IAC's closing stock price on the last trading day of 2011 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2011. This amount changes based on the fair market value of IAC's common stock. The total intrinsic value of stock options exercised during the years ended December 31, 2011, 2010 and 2009 was $70.6 million, $16.4 million and $2.8 million, respectively.

        The fair value of each stock option award is estimated on the grant date using the Black-Scholes option pricing model. Approximately 2.6 million, 2.4 million and 0.9 million stock options were granted by the Company during the years ended December 31, 2011, 2010 and 2009, respectively.

        The Black-Scholes option pricing model incorporates various assumptions, including expected volatility and expected term. For purposes of this model, no dividends have been assumed. During 2011 and 2010, expected stock price volatilities were estimated based on the Company's historical volatility. Prior to 2010, due to the lack of sufficient historical IAC stock price volatilities subsequent to the 2008 spin-off, expected stock price volatilities were estimated based on historical stock price volatilities of peer companies operating in the same industry sector as IAC. The risk-free interest rates are based on U.S. Treasury yields for notes with comparable terms as the awards, in effect at the grant date. The following are the weighted average assumptions used in the Black-Scholes option pricing model:

	Years Ended December 31,
	2011	2010	2009
Expected volatility	30%	30%	59%
Risk-free interest rate	2.3%	2.4%	2.1%
Expected term	6.1 years	5.6 years	4.9 years
Dividend yield	0	0	0

        The weighted average fair value of stock options granted during the years ended December 31, 2011, 2010 and 2009 with exercise prices equal to the market prices of IAC's common stock on the date of grant was $11.08, $6.38 and $8.95, respectively. There were no stock options issued during the years ended December 31, 2011 and 2009 with exercise prices greater than the market value of IAC's common stock on the date of grant. The weighted average exercise price and weighted average fair value of stock options granted during the year ended December 31, 2010 with exercise prices greater than the market value of IAC's common stock on the date of grant were $32.00 and $11.05, respectively.

        Cash received from stock option exercises and the related tax benefit realized for the years ended December 31, 2011, 2010 and 2009 were: $89.8 million and $25.5 million; $39.1 million and $8.6 million; and $3.8 million and $0.8 million, respectively.

Restricted Stock Units and Performance-based Stock Units

        RSUs are awards in the form of phantom shares or units, denominated in a hypothetical equivalent number of shares of IAC common stock and with the value of each RSU equal to the fair value of IAC common stock at the date of grant. RSUs may be settled in cash, stock or both, as determined by the Committee at the time of grant. Each RSU and PSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. PSUs also include performance-based vesting, where certain performance targets set at the time of grant must be achieved before an award vests. The Company recognizes expense for all RSUs and PSUs for which vesting is considered probable. For RSU grants the expense is measured at the grant date as the fair value of IAC common stock and expensed as non-cash compensation over the vesting term. For PSU grants the expense is measured at the grant date as the fair value of IAC common stock and expensed as non-cash compensation over the vesting term if the performance targets are considered probable of being achieved.

        Nonvested RSUs and PSUs outstanding as of December 31, 2011 and changes during the year ended December 31, 2011 were as follows:

	RSUs		PSUs
	Number of shares	Weighted Average Grant Date Fair Value	Number of shares(a)	Weighted Average Grant Date Fair Value
	(Shares in thousands)
Nonvested at January 1, 2011	1,568	$24.78	3,898	$21.52
Granted	126	35.27	1,332	32.14
Vested	(1,060)	22.79	—	—
Forfeited	(74)	23.91	(689)	22.95

Nonvested at December 31, 2011	560	$31.06	4,541	$24.41

(a)
Included in the table are PSUs which cliff vest at the end of two or three years in varying amounts depending upon certain performance conditions. The PSU table above includes these awards at their maximum.

        The weighted average fair value of RSUs and PSUs granted during the years ended December 31, 2011, 2010 and 2009 based on market prices of IAC's common stock on the grant date was $32.41, $23.05 and $19.95, respectively. The total fair value of RSUs and PSUs that vested during the years ended December 31, 2011, 2010 and 2009 was $33.2 million, $23.6 million and $5.3 million, respectively.

Equity Instruments Denominated in the Shares of Certain Subsidiaries

        IAC has granted phantom equity units and stock options in various operating subsidiaries to certain members of the subsidiaries' management. These equity awards vest over a period of years or upon the occurrence of certain prescribed events. In some cases, IAC has taken a preferred interest in the subsidiary with a face value equal to the subsidiary's acquisition price or, when funding a start-up business, its investment cost, or a certain other fixed amount. In some cases, these preferred interests accrete with paid-in-kind dividends at a prescribed rate of return. The value of the phantom equity units and stock options is tied to the value of the common stock of the entity, with the equity awards management receives as a whole generally representing a small minority of the total common stock outstanding. Accordingly, these interests only have value to the extent the relevant business appreciates in value above the preferred interest (including the accretion of dividends), our investment cost or other fixed amount or, in the case of stock options, the initial value utilized to determine the exercise price. These interests can have significant value in the event of significant appreciation. The interests are ultimately settled in IAC common stock or cash at the option of IAC, with fair market value generally determined by negotiation or arbitration, at various dates through 2016. The expense associated with these equity awards is initially measured at fair value at the grant date and is expensed as non-cash compensation over the vesting term. The aggregate number of IAC common shares that would be required to settle these interests at current estimated fair values, including vested and unvested interests, as of December 31, 2011 is 2.2 million shares, which is included in the calculation of diluted earnings per share if the effect is dilutive. The comparable amount as of December 31, 2010 was 3.0 million shares.